FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES FUND

SEMI-ANNUAL REPORT
JUNE 30, 2019
GET THE LATEST NEWS AND INFORMATION
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Letter to Shareholders

Dear Fellow Shareholders,
The stock market moved higher in the first half of 2019 despite a number of economic and geopolitical headwinds. There were signs of slowing in manufacturing both domestically and globally, but overall the U.S. economy remained relatively strong with unemployment at historic lows and inflation under control. The S&P 500 was up 18.5% year-to-date, its strongest first-half return since 1997. After a solid start to 2019, the Energy sector gave back some of its gains in the second quarter, ending up 13.1% for the first six months. Driven by double-digit gains in both Energy and Materials, our Fund was up 13.8% for the first half of 2019.
“Driven by double-digit returns in both Energy and Materials, our Fund was up 13.8% for the first half of 2019.”

The stock market built on its first quarter strength throughout the month of April. Investors remained hopeful that a global trade deal between the U.S. and China could be reached, creating a foundation for stronger global economic growth. In May, the optimism faded as trade negotiations broke down and the U.S. threatened to raise tariffs to 25% on $300 billion of Chinese imports. The trade issues with China and their impact on global growth, combined with escalating tensions in the Middle East, began to take their toll on the stock market. The S&P 500 fell 6.4% in May, its first monthly decline of 2019. The trend reversed in June after the Federal Reserve reassured the market that it would be accommodative in the face of slowing economic growth. With this change in tone, investors began to focus on how many times the Fed might cut rates before the end of the year.
The price of oil (WTI) rose 32.4% in the first quarter. The potential for slowing global growth, combined with rising supply as U.S. oil inventories hit a 22-month high in May, contributed to a 16.3% sell-off. However, prices recovered in June as tensions rose in Iran, and the commodity ended the quarter at $59 a barrel, just slightly below where it started.
For the first half of 2019, Integrated Oil & Gas was a strong contributor to our performance, increasing 15.4%. We increased our exposure to international stocks, which we believe are well positioned to handle oil price volatility. We added BP plc and Royal Dutch Shell plc to our Fund. These companies are committed to capital discipline and offer solid dividend yields at attractive valuations. BP, one of the world’s largest integrated oil and gas companies, is executing on its divestment plan to simplify its organizational structure and

Letter to Shareholders (continued)

improve profitability. Royal Dutch has one of the best cash flow profiles in the Energy sector with a differentiated liquified natural gas (LNG) business.
Merger and acquisition activity returned to the Exploration & Production (E&P) group in April as Chevron bid $33 billion for Anadarko Petroleum, a mid-sized oil and gas producer with a large presence in the Permian Basin. A bidding war ensued with Occidental Petroleum ultimately offering $38 billion for the company. Our Fund benefited from the 62.9% return for Anadarko, and also from our decision to reduce our Occidental position after the acquisition was announced. We were concerned that Occidental’s determination to buy Anadarko would cause investors to question the company's strategy and existing asset quality and would weigh on the stock. We were also disappointed with the corporate governance exhibited by Occidental while pursuing this transaction. The decision to structure the purchase of Anadarko so as to bypass a shareholder vote was, in our opinion, ill-advised. Occidental’s shares declined 21.2% after we reduced our position.
Although our investments in Refining increased 4.3%, our returns were below our benchmark. Concerns about weaker economic growth and slowing global oil demand led to narrowing refining margins and weighed on the group. Our position in Marathon Petroleum was particularly challenged. We reduced our exposure to the stock due to lingering concerns about the integration issues after acquiring Andeavor late last year. We used the proceeds to add to Valero Energy, the world’s largest independent refiner. We see Valero as one of the biggest beneficiaries of the International Maritime Organization’s (IMO’s) rule, known as IMO 2020, designed to reduce air pollution. It requires an 80% decline in sulfur in certain fuel oils by 2020, which should drive increased demand for refined products.
Our Fund’s holdings in Materials increased 17.7% during the first six months of 2019. We benefited from owning the top two performing Materials stocks, Ball Corporation and Air Products and Chemicals, which increased 52.9% and 43.0%, respectively. Since adding Ball to our portfolio last fall, the aluminum can manufacturer has shown accelerating growth in response to changing consumer preferences away from plastic. Air Products is a high-quality industrial gas company that is benefitting from an improved industry structure, which has led to a better pricing environment.
For the six months ended June 30, 2019, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 13.8%. This compares to total returns of 14.0% for the Fund's benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight), and 13.0% for the Lipper Global Natural

Letter to Shareholders (continued)

Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 15.0%.
For the twelve months ended June 30, 2019, the Fund’s total return on NAV was -10.2%. Comparable returns for the Fund's benchmark and the Lipper Global Natural Resources Funds Average were -10.0% and 10.3%, respectively. The Fund’s total return on market price was -11.7%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $5.9 million, or $.20 per share, consisting entirely of net investment income realized and taxable in 2019. On July 18, 2019, an additional net investment income dividend of  $.10 per share was declared for payment on August 30, 2019. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
As we enter the 10th year of the economic expansion, the longest business cycle on record, we remain constructive in our outlook on the market. While the economy is showing some signs of slowing, the consumer does not appear to be. Given strong consumer spending, which accounts for two-thirds of Gross Domestic Product (GDP), we do not expect to see a meaningful slowdown. However, we are aware of the negative impact ongoing trade disputes and escalating global tensions might have on the market.
We appreciate your trust in us and do not take it for granted. We intend to keep earning it by maintaining our focus on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
July 18, 2019

Portfolio Highlights

June 30, 2019
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$111,299,711	18.9%
Chevron Corporation	86,100,036	14.7
EOG Resources, Inc.	23,308,632	4.0
ConocoPhillips	20,868,100	3.6
Kinder Morgan, Inc.	20,048,976	3.4
Valero Energy Corporation	17,669,904	3.0
Schlumberger Limited	17,112,044	2.9
Linde plc	15,883,280	2.7
Marathon Petroleum Corporation	14,198,270	2.4
Air Products and Chemicals, Inc.	13,740,659	2.3
	$340,229,612	57.9%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

June 30, 2019
(unaudited)
Assets
Investments* at value:
Common stocks (cost $504,759,151)	$583,489,337
Short-term investments (cost $4,379,393)	4,379,643	$587,868,980
Cash		148,666
Investment securities sold		3,495,115
Dividends receivable		604,034
Prepaid expenses and other assets		1,010,888
Total Assets		593,127,683

Liabilities
Investment securities purchased		3,558,473
Due to officers and directors (note 8)		790,972
Accrued expenses and other liabilities		1,079,630
Total Liabilities		5,429,075
Net Assets		$587,698,608

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 29,534,297 shares (includes 21,531 deferred stock units) (note 7)		$29,534
Additional capital surplus		504,084,816
Total distributable earnings (loss)		83,584,258
Net Assets Applicable to Common Stock		$587,698,608
Net Asset Value Per Share of Common Stock		$19.90
*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2019
(unaudited)
Investment Income
Income:
Dividends (net of $37,091 in foreign taxes)	$9,320,465
Other income	60,799
Total Income	9,381,264
Expenses:
Investment research compensation and benefits	1,606,002
Administration and operations compensation and benefits	484,636
Occupancy and other office expenses	135,888
Investment data services	85,223
Directors’ compensation	242,000
Shareholder reports and communications	88,273
Transfer agent, custody, and listing fees	63,691
Accounting, recordkeeping and other professional fees	50,084
Insurance	24,269
Audit and tax services	51,237
Legal services	8,778
Total Expenses	2,840,081
Net Investment Income	6,541,183

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	4,146,957
Net realized gain (loss) on total return swap agreements	635,675
Change in unrealized appreciation on investments	59,281,295
Net Gain (Loss)	64,063,927
Change in Net Assets from Operations	$70,605,110
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2019	Year Ended December 31, 2018
From Operations:
Net investment income	$6,541,183	$12,293,271
Net realized gain (loss)	4,782,632	11,062,665
Change in unrealized appreciation	59,281,295	(149,397,916)
Change in Net Assets from Operations	70,605,110	(126,041,980)

Distributions to Shareholders from:
Total distributable earnings	(5,906,831)	(24,607,415)
Return of capital	—	(9,317,331)
Change in Net Assets from Distributions	(5,906,831)	(33,924,746)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	2,998	8,676,357
Deferred compensation (notes 5, 7)	—	(100,586)
Change in Net Assets from Capital Share Transactions	2,998	8,575,771
Total Change in Net Assets	64,701,277	(151,390,955)

Net Assets:
Beginning of period	522,997,331	674,388,286
End of period	$587,698,608	$522,997,331
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 7.4% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the six months ended June 30, 2019, the Fund paid dividends of  $437,355 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly.
During the six months ended June 30, 2019, shared expenses of  $4,724,032 and $116,510 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at June 30, 2019.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.

Notes to Financial Statements (continued)

Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At June 30, 2019, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$583,489,337	$—	$—	$583,489,337
Short-term investments	4,379,643	—	—	4,379,643
Total investments	$587,868,980	$—	$—	$587,868,980
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2019, the identified cost of securities for federal income tax purposes was $509,211,261 and net unrealized appreciation aggregated $78,657,719, consisting of gross unrealized appreciation of $147,013,636 and gross unrealized depreciation of $68,355,917.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences

Notes to Financial Statements (continued)

that are permanent are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2019 were $61,635,370 and $61,912,829, respectively.
4. DERIVATIVES
During the six months ended June 30, 2019, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. At June 30, 2019, there were no open total return swap agreements. During the six months ended June 30, 2019, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $2,286,655 and $(2,283,649), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2019, there were no securities pledged as collateral and no cash collateral was held by the Fund.

Notes to Financial Statements (continued)

5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2019, the Fund issued 186 shares of its Common Stock at a weighted average price of $15.98 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 21, 2018, the Fund issued 536,703 shares of its Common Stock at a price of $16.05 per share (the average market price on December 12, 2018) to shareholders of record November 26, 2018, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 3,551 shares of Common Stock at a weighted average price of $17.52 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. There were no shares repurchased by the Fund in 2019 or 2018. Transactions in its Common Stock for 2019 and 2018 were as follows:
	Shares		Amount
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Shares issued in payment of distributions	186	540,254	$2,998	$8,676,357
Net activity under the 2005 Equity Incentive Compensation Plan	—	(5,339)	—	(100,586)
Net change	186	534,915	$2,998	$8,575,771
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2019, the Fund recorded matching contributions of  $146,004 and a liability, representing the 2019 discretionary contribution, of  $68,667.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred by the election of the director, remain outstanding at June 30, 2019.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the

Notes to Financial Statements (continued)

payment of the original share grant. A summary of the activity during the six months ended June 30, 2019 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2018	21,345	$27.32
Reinvested dividend equivalents	186	15.98
Issued	-	-
Balance at June 30, 2019	21,531	$27.23
At June 30, 2019, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2019 was $0.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2019 to officers and directors amounted to $2,467,509, of which $242,000 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2019, $790,972 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2019, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to Financial Statements (continued)

10. COMMITMENTS
The Fund and its affiliated companies have entered into non-cancellable contractual agreements for office space and equipment, expiring at various dates through the year 2026. The Fund's estimated portion of its future obligations under such agreements are as follows:
Remainder of 2019	$50,123
2020	122,069
2021	123,364
2022	123,080
2023	125,938
Thereafter	295,116
Total	$839,690

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2019	June 30, 2018	Year Ended December 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$17.71	$23.26	$23.26	$24.02	$20.74	$27.56	$32.26
Net investment income	0.22	0.20	0.42	0.46	0.41	0.37	0.50
Net realized gain (loss) and change in unrealized appreciation	2.17	0.51	(4.77)	0.02	4.07	(5.80)	(3.23)
Change in accumulated other comprehensive income	—	—	—	—	—	0.05	(0.01)
Total from operations	2.39	0.71	(4.35)	0.48	4.48	(5.38)	(2.74)
Less distributions from:
Net investment income	(0.20)	(0.14)	(0.45)	(0.46)	(0.41)	(0.38)	(0.51)
Net realized gain	—	(0.02)	(0.40)	(0.72)	(0.73)	(1.00)	(1.38)
Return of capital	—	(0.04)	(0.32)	—	—	—	—
Total distributions	(0.20)	(0.20)	(1.17)	(1.18)	(1.14)	(1.38)	(1.89)
Capital share repurchases (note 5)	—	—	—	—	—	—	0.03
Reinvestment of distributions	—	—	(0.03)	(0.06)	(0.06)	(0.06)	(0.10)
Total capital share transactions	—	—	(0.03)	(0.06)	(0.06)	(0.06)	(0.07)
Net asset value, end of period	$19.90	$23.77	$17.71	$23.26	$24.02	$20.74	$27.56
Market price, end of period	$16.54	$20.09	$14.57	$19.84	$20.17	$17.74	$23.84

Total Investment Return (a)
Based on market price	15.0%	2.3%	-21.4%	4.6%	20.2%	-20.0%	-6.3%
Based on net asset value	13.8%	3.3%	-18.5%	3.0%	22.5%	-19.1%	-8.0%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$588	$689	$523	$674	$686	$583	$755
Ratio of expenses to average net assets	0.93%	0.80%	0.79%	0.78%	0.82%	1.26% (c)	0.63%
Ratio of net investment income to average net assets	2.38%	1.77%	1.89%	2.05%	1.85%	1.49% (c)	1.53%
Portfolio turnover	21.7%	40.5%	47.0%	24.4%	19.0%	16.0%	19.6%
Number of shares outstanding at end of period (in 000’s)	29,534	28,996	29,534	28,999	28,555	28,097	27,381
(a)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

(c)
Ratio of expenses to average net assets was 0.86% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.89%.

Schedule of Investments

June 30, 2019
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Energy — 78.4%
Equipment & Services — 5.7%
Baker Hughes, a GE company Class A	133,100	$3,278,253
Halliburton Company	277,870	6,318,764
Helmerich & Payne, Inc.	33,600	1,700,832
National Oilwell Varco, Inc.	109,000	2,423,070
Schlumberger Limited	430,600	17,112,044
TechnipFMC plc	115,100	2,985,694
		33,818,657
Exploration & Production — 21.3%
Anadarko Petroleum Corporation	172,700	12,185,712
Apache Corporation	107,300	3,108,481
Cabot Oil & Gas Corporation	113,400	2,603,664
Cheniere Energy, Inc. (b)	90,500	6,194,725
Cimarex Energy Company	26,900	1,595,977
Concho Resources Inc.	54,440	5,617,119
ConocoPhillips	342,100	20,868,100
Devon Energy Corporation	120,000	3,422,400
Diamondback Energy, Inc.	102,100	11,125,837
EOG Resources, Inc.	250,200	23,308,632
Hess Corporation	71,100	4,519,827
Marathon Oil Corporation	234,400	3,330,824
Noble Energy, Inc.	139,700	3,129,280
Occidental Petroleum Corporation	211,800	10,649,304
Pioneer Natural Resources Company	80,500	12,385,730
Whiting Petroleum Corporation (b)	50,675	946,609
		124,992,221
Integrated Oil & Gas — 36.3%
BP plc Sponsored ADR	101,200	4,220,040
Chevron Corporation	691,900	86,100,036
Energy Select Sector SPDR Fund	39,900	2,542,029
Exxon Mobil Corporation	1,452,430	111,299,711
Royal Dutch Shell plc Class B Sponsored ADR	68,500	4,503,190
Total S.A. Sponsored ADR	79,500	4,435,305
		213,100,311
Refining & Marketing — 8.0%
HollyFrontier Corporation	50,300	2,327,884
Marathon Petroleum Corporation	254,085	14,198,270
Phillips 66	138,175	12,924,889
Valero Energy Corporation	206,400	17,669,904
		47,120,947

Schedule of Investments (continued)

June 30, 2019
(unaudited)
	Shares	Value (a)
Storage & Transportation — 7.1%
Kinder Morgan, Inc.	960,200	$20,048,976
ONEOK, Inc.	174,700	12,021,107
Williams Companies, Inc.	338,800	9,499,952
		41,570,035
Materials — 20.9%
Chemicals — 13.1%
Air Products and Chemicals, Inc.	60,700	13,740,659
Albemarle Corporation	15,100	1,063,191
Celanese Corporation	46,400	5,001,920
CF Industries Holdings, Inc.	26,200	1,223,802
Corteva, Inc.	97,645	2,887,363
Dow, Inc.	135,545	6,683,724
DuPont de Nemours, Inc.	118,945	8,929,201
Eastman Chemical Company	55,200	4,296,216
Ecolab Inc.	33,900	6,693,216
FMC Corporation	16,300	1,352,085
International Flavors & Fragrances Inc.	10,400	1,508,936
Linde plc	79,100	15,883,280
LyondellBasell Industries N.V.	37,800	3,255,714
Mosaic Company	38,701	968,686
PPG Industries, Inc.	28,000	3,267,880
		76,755,873
Construction Materials — 3.5%
Martin Marietta Materials, Inc.	7,000	1,610,770
Sherwin-Williams Company	23,600	10,815,644
Vulcan Materials Company	59,100	8,115,021
		20,541,435
Containers & Packaging — 2.7%
Amcor plc (b)	180,700	2,076,243
Avery Dennison Corporation	12,800	1,480,704
Ball Corporation	104,700	7,327,953
International Paper Company	49,900	2,161,668
Packaging Corporation of America	11,700	1,115,244
Sealed Air Corporation	18,300	782,874
WestRock Company	30,600	1,115,982
		16,060,668
Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	177,100	2,056,131
Newmont Goldcorp Corporation	89,700	3,450,759
Nucor Corporation	73,000	4,022,300
		9,529,190
Total Common Stocks
(Cost $504,759,151)		583,489,337

Schedule of Investments (continued)

June 30, 2019
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.39% (c)	3,998,451	$4,000,050
Northern Institutional Treasury Portfolio, 2.25% (c)	379,593	379,593
Total Short-Term Investments
(Cost $4,379,393)		4,379,643
Total — 100.0%
(Cost $509,138,544)		587,868,980
Other Assets Less Liabilities — 0.0%		(170,372)
Net Assets — 100.0%		$587,698,608

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at June 30, 2019
Amcor plc	$1,989,453		$2,076,243
BP plc Sponsored ADR	4,372,118		4,220,040
Celanese Corporation	3,558,473	$409,579	5,001,920
Chevron Corporation	10,225,702		86,100,036
Energy Select Sector SPDR Fund	2,351,495		2,542,029
Exxon Mobil Corporation	3,068,174	2,701,474	111,299,711
Materials Select Sector SPDR Fund	1,759,535	1,859,758	—
Nucor Corporation	3,198,649	1,020,184	4,022,300
ONEOK, Inc.	4,089,493		12,021,107
Pioneer Natural Resources Company	4,954,353		12,385,730
Royal Dutch Shell plc Class B Sponsored ADR	4,398,432		4,503,190
Total S.A. Sponsored ADR	2,585,222	2,889,007	4,435,305
Valero Energy Corporation	7,727,640		17,669,904
Vulcan Materials Company	4,946,628		8,115,021
Air Products and Chemicals, Inc.		2,038,326	13,740,659
Anadarko Petroleum Corporation		4,277,093	12,185,712
CF Industries Holdings, Inc.		1,767,204	1,223,802
ConocoPhillips		2,184,078	20,868,100
Continental Resources, Inc.		2,918,005	—
DuPont de Nemours, Inc. (formerly DowDuPont Inc.)		3,184,770	8,929,201
EOG Resources, Inc.		3,001,828	23,308,632
Marathon Oil Corporation		4,331,510	3,330,824
Marathon Petroleum Corporation		5,396,416	14,198,270
Occidental Petroleum Corporation		10,162,984	10,649,304
Phillips 66		2,518,822	12,924,889
Williams Companies, Inc.		4,043,117	9,499,952
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$650,718	24,327	$26.75	$23.74	$.37	$1.03	$—	$1.40	6.6%
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
June 30, 2019	587,699	29,534	19.90	16.54	.30**	—	—	.30**	—
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on April 16, 2019. The following votes were cast for directors:
	Votes For	Votes Withheld
Enrique R. Arzac	24,349,831	1,287,966
Kenneth J. Dale	24,434,532	1,203,265
Frederic A. Escherich	24,429,093	1,208,704
Roger W. Gale	24,316,015	1,321,782
Lauriann C. Kloppenburg	24,494,132	1,143,665
Kathleen T. McGahran	24,396,376	1,241,421
Craig R. Smith	24,331,486	1,306,311
Mark E. Stoeckle	24,487,057	1,150,740
A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2019 was approved with 25,068,966 votes for, 282,926 votes against, and 285,905 shares abstaining.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Other Information

Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their elections by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2019 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov.. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
Website Information
Investors can find the Fund’s daily NAV per share, the market price, the discount/ premium to NAV per share, and quarterly changes in portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

1/1/19 - 1/31/19	0	—	0	1,332,000
2/1/19 - 2/28/19	0	—	0	1,332,000
3/1/19 - 3/31/19	0	—	0	1,332,000
4/1/19 - 4/30/19	0	—	0	1,332,000
5/1/19 - 5/31/19	0	—	0	1,332,000
6/1/19 - 6/30/19	0	—	0	1,332,000

Total	0	—	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to purchase securities: not applicable.

(4)	Change in independent public accountant: not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2019

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	July 29, 2019